UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	May 12, 2011

Tandy Leather Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of principal executive offices)	(Zip Code)

(817) 872-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 18, 2011, Tandy Leather Factory, Inc., a Delaware corporation (the “Company”), entered into a consultation agreement with J. Wray Thompson, Chairman of the Board of the Company, to be effective as of June 1, 2011 (the “Consultation Agreement”).  The Consultation Agreement provides, among other things, that as compensation for Mr. Thompson’s service to the Board as Chairman from June 1, 2011 to May 31, 2011, the Company shall pay Mr. Thompson a total of $25,000, payable in equal installments over the term of the Consultation Agreement.  In addition, Mr. Thompson will be eligible to participate in the Company’s medical plan.

The summary of the Consultation Agreement set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the text of the form of the Consultation Agreement attached hereto as Exhibit 10.1.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on May 18, 2011.  The three proposals considered at the annual meeting were voted on as follows:

Proposal 1:  The election of nine directors for the ensuing year.  The number of votes cast for and withheld for each nominee for director along with the number of broker non-votes is set forth below:

Nominee:	For:	Withheld:	Broker Non-Votes:
Mark Angus	7,505,241	6,099	2,587
Shannon L. Greene	7,481,004	30,336	2,587
T. Field Lange	7,301,510	209,830	2,587
Joseph R. Mannes	7,478,799	32,541	2,587
L. Edward Martin III	7,329,064	182,276	2,587
Michael A. Nery	7,328,064	183,276	2,587
Jon Thompson	7,505,367	5,973	2,587
Wray Thompson	7,326,407	184,933	2,587
J. Bryan Wilkinson	7,329,064	182,276	2,587

Proposal 2:  Advisory vote regarding executive compensation.  The number of votes that were cast for and against this proposal and the number of abstentions and broker non-votes are set forth below:

For:	Against:	Absentions and Broker Non-Votes:
7,177,613	331,636	2,091

Proposal 3:  Advisory vote on the frequency of future advisory votes on executive compensation.  The number of votes that were cast for one, two, or three years and the numbers of abstentions and broker non-votes are set forth below:

One year:	Two years	Three years:	Absentions and Broker Non-Votes:
7,477,787	5,516	25,366	2,671

Item 9.01  Financial Statements and Exhibits.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.

10.1	Consultation Agreement, dated June 1, 2011, by and between Tandy Leather Factory, Inc. and J. Wray Thompson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: May 25, 2011	By: /s/ Jon Thompson
Jon Thompson, Chief Executive Officer and President